Exhibit 99.1

Philippe Tartavull Named Chief Executive Officer of
Comverse, Inc., a Subsidiary of Comverse Technology, Inc.

NEW YORK, New York, April 30, 2012 – Comverse Technology, Inc. (Nasdaq: CMVT) ("CTI"), today announced that, effective May 21, 2012, Philippe Tartavull, the former President and Chief Executive Officer of Hypercom Corporation, will become President and Chief Executive Officer and a member of the Board of CTI’s wholly-owned subsidiary Comverse Inc. (“CNS”), a global leader in BSS, mobile internet and value-added services. As previously announced, CTI plans to spin off CNS as an independent public company in a transaction that is expected to become effective in September or October of this year.

 “Philippe Tartavull is an outstanding leader with a long track record of achieving strong growth, profitability and shareholder value for global technology companies.  Philippe has a broad range of expertise in management, sales, marketing, engineering and product development within the global technology and telecommunications arenas, and he is the right leader to bring growth and operational excellence to CNS,” said Mr. Burdick, CTI’s Chief Executive Officer and Chairman of the Board.  “Philippe has consistently delivered superior operating performance and product innovation throughout his career, always with a focus on serving customers with the highest quality solutions.  We are confident Philippe will guide CNS to a successful future, and that our customers, employees, investors and partners will all benefit from his leadership.  On behalf of CTI’s Board of Directors, I welcome Philippe, and I personally look forward to working closely with him.”

“I am excited to join CNS, a company with an outstanding reputation for technology leadership, innovation, and a focus on customer success.  CNS’ strong product portfolio, global customer base and exceptional engineering and customer service presents new opportunities for growth in the areas of business support solutions (BSS), value-added services (VAS), and mobile Internet,” said Mr. Tartavull.

As Chairman and CEO of CTI, Charles Burdick will assist Mr. Tartavull as he takes on his new role, providing continuity to customers, employees and other stakeholders of CNS as needed while focusing on dissolving the holding company, including managing the spin-off of CNS and resolution of CTI’s controlling ownership interest in Verint.

About Philippe Tartavull

Mr. Tartavull has more than 20 years of experience leading global technology companies.

From 2007 to 2011, he served as President and Chief Executive Officer of Hypercom, a publicly-traded global leader in high security, end-to-end electronic payment products and services.  Hypercom’s solutions address the electronic transaction needs of financial institutions, processors, retailers, and various payment verticals including mobile payment.  Hypercom solutions enable businesses in more than 100 countries to securely expand their revenues and profits.  Hypercom was acquired by Verifone in 2011.

From 1998 to 2007, Mr. Tartavull served as President of Oberthur Card Systems USA, following a year as that company’s chief operating officer.  Oberthur is one of the world’s leading providers of card-based solutions including SIM (Subscriber Identity Module) and multi-application smart cards as well as related software, applications and services.  The company targets the mobile communications, payment, identification, transit and multimedia markets, with customers that include the top US financial institutions, major telecommunications network operators and healthcare providers, and the US government.

From 1988 to 1998, he served as President and Chief Executive Officer of Thales/Syseca Inc., a provider of systems integration services and mission critical software for the transportation and utilities industries.

His previous positions included Vice President of Sales and Marketing for Syseca SA, Europe and North America, and managerial positions with Compagnie Internationale Des Services Informatiques (CISI), Baker International and European Management Oil & Gas Investment.

Mr. Tartavull earned an MBA from the Institut d’Administration des Enterprises, Sorbonne University, an MS in Engineering from Ecole Nationale Superieure des Petroles et de Moteurs, and a BS in Engineering from the Centre d’Etudes Superieures des Techniques Industrielles, all in Paris, France.  He is also a graduate of the Executive Program at the UCLA Anderson School of Management.

Spin-off of CNS

The spin-off of CNS is subject to a number of conditions, including final approval of the transaction by CTI's Board of Directors, filings with, and the completion of a review process by, the Securities and Exchange Commission, the approval of CTI shareholders and final approval of certain material agreements by the boards of each of CTI and CNS.

Upon completion of the proposed spin-off and prior to the effect of any transaction that would eliminate the CTI holding company structure, current CTI shareholders would continue to hold their equity in CTI as well as own 100% of the equity of CNS.

About Comverse Technology, Inc.

CTI, through its wholly-owned subsidiary CNS, is the world's leading provider of software and systems enabling converged billing and active customer management and value-added voice, messaging and mobile Internet services. CNS’ extensive customer base spans more than 125 countries and covers over 450 communication service providers serving more than two billion subscribers. CTI also holds majority ownership positions in Verint (Nasdaq: VRNT) and privately-held Starhome.

Information concerning Participants in CTI's Solicitations of Proxies

Certain information concerning participants and potential participants in CTI's solicitations of proxies from its shareholders in connection with CTI's annual meeting of shareholders and special meeting of shareholders in connection with the previously announced spin-off of Comverse, Inc. is set forth on Exhibit 99.2 to the Form 8-K filed by CTI with the U.S. Securities and Exchange Commission ("SEC") on April 30, 2012 and incorporated herein by reference.

Other important Information

In connection with the annual meeting of shareholders and the previously announced spin-off of CNS, definitive proxy statements for CTI's shareholders will need to be filed with the SEC. CTI will also mail the final proxy statements to its shareholders. BEFORE MAKING ANY VOTING DECISION, CTI's SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENTS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND THE PROPOSED DISTRIBUTION. Investors and security holders can obtain, without charge, a copy of the proxy statements, as well as other relevant documents containing important information about CTI at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. You may also read and copy any reports, statements and other information filed by CTI at the SEC public reference room at 100 F. Street, N.E. Washington D.C 20549. Please call the SEC at 1-800-SEC-0330 for further information.

Forward−Looking Statements

This press release contains a number of forward-looking statements.  Words, and variations of words such as "expect", "intend", "will", "anticipate", "believe", "propose" and similar expressions are intended to identify forward-looking statements.  Examples of forward-looking statements include, but are not limited to, CTI's intent to distribute CNS shares to CTI shareholders, CTI's intent to explore the elimination of its holding company structure, and the timing of the foregoing actions.  The forward-looking statements in this press release are based on current expectations and assumptions that are subject to risks and uncertainties, many of which are outside of CTI's control, and could cause results to materially differ from expectations.  Such risks and uncertainties, include, but are not limited to:  failure to satisfy any of the conditions to the proposed distribution, including obtaining the required shareholder vote; adverse effects on the market price of CTI's or Verint's common stock and on CTI's operating results because of a failure to complete the proposed distribution; failure to realize the expected benefits of the proposed distribution; negative effects of announcement or consummation of the proposed distribution or strategic alternatives on the market price of CTI's or Verint's common stock; significant transaction costs and/or unknown liabilities; general economic and business conditions that affect CTI and its assets in connection with CTI's announced intentions; unanticipated expenses such as litigation or legal settlement expenses; tax law changes; the impact of CTI's announced intentions on CTI's employees, customers and suppliers; future opportunities that CTI's board may determine present greater potential to increase shareholder value; and the ability of the companies to operate independently following the distribution.  Actual results could differ materially.  For further information regarding risks and uncertainties associated with CTI's businesses, please also see the risks described in the section entitled "Forward-Looking Statements", Item 1A, "Risk Factors" and elsewhere in CTI's Annual Report on Form 10-K for the fiscal year ended January 31, 2012 filed with the SEC on April 2, 2012 or in subsequently filed periodic, current or other reports.  CTI undertakes no commitment to update or revise forward-looking statements except as required by law.

Contact:

Paul D. Baker
Comverse Technology, Inc.
paul.baker@cmvt.com
(212) 739-1060

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